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                           GE INVESTMENTS FUNDS, INC.

                         SUPPLEMENT DATED JULY 18, 2002
                         TO PROSPECTUS DATED MAY 1, 2002


     The second and third sentence of the first paragraph on page 12 of the prospectus are deleted in their entirety and replaced with the following:

        The Fund defines a mid-cap company as one with a market capitalization within the capitalization range of the Russell MidCap Index or $13 billion in market capitalization, whichever of the two is higher. As of March 31, 2002, the market capitalization of companies in the Russell MidCap Index ranged from $62.0 million to $16.8 billion.

     The reference in the fourth sentence of the first paragraph on page 12 of the prospectus to S&P MidCap Index is changed to Russell MidCap Index.

     The first sentence of the third paragraph on page 13 of the prospectus is deleted in its entirety and replaced with the following:

        The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's MidCap 400 Index (S&P MidCap Index) and the Russell MidCap Value Index. The Fund changed its benchmark index on June 5, 2002 from the S&P MidCap Index to the Russell MidCap Value Index because the Russell MidCap Value Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities.

     The Russell MidCap Value Index is added to the Average Annual Total Returns table on page 13 of the prospectus and its 1 year and since inception returns as of December 31, 2001 are 2.40% and 4.20%, respectively.

     The "*" and "**" footnotes to the Average Annual Total Returns table on page 13 of the prospectus are amended to include a reference to the Russell MidCap Value Index.